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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 19, 2001
                                                          --------------

                          UNIVERSAL DISPLAY CORPORATION
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             (Exact names of registrant as specified in its charter)


    Pensylvania                      1-12031                      23-2372688
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   (State or other                  (Commission                 (IRS Employer
   jurisdiction of                  File Number)             Identification No.)
    incorporation)

          375 Phillips Boulevard,
                 Ewing, NJ                                           08618
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    (Address of principal executive offices)                        Zip Code

           Registrant's telephone, including area code: (609) 671-0980

                                 Not Applicable
         --------------------------------------------------------------
         (Former name and former address, if changed since last report)


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ITEM 5.  Other Events.

         The Registrant is filing as Exhibit 99.1 to this Report.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Businesses Acquired.

         None.

(b)      Pro Forma Financial Information.

         None.

(c)      Exhibits.


         99.1 Financial Statements of the Registrant for the Year Ended December 31, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           UNIVERSAL DISPLAY CORPORATION



Dated: March 19, 2001                      By: /s/ Sidney D. Rosenblatt
                                               --------------------------------
                                               Name: Sidney D. Rosenblatt
                                               Title: Chief Financial Officer





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                                INDEX TO EXHIBITS


Exhibit No.           Description
-----------           -----------

    99.1 Financial Statements of the Registrant for the Year Ended December 31, 2000.